Exploration and Evaluation Assets	12 Months Ended
Dec. 31, 2020
Exploration For And Evaluation Of Mineral Resources [Abstract]
Exploration and Evaluation Assets	Exploration and Evaluation Assets

	Exploration and Production			Oil Sands Mining and Upgrading	Total
	North America	North Sea	Offshore Africa
Cost
At December 31, 2018	$2,348	$—	$37	$252	$2,637
Additions	38	—	33	—	71
Acquisition of Devon assets (note 7)	91	—	—	—	91
Transfers to property, plant and equipment	(219)	—	—	—	(219)
Foreign exchange adjustments	—	—	(1)	—	(1)
At December 31, 2019	2,258	—	69	252	2,579
Additions/Acquisitions	40	—	15	—	55
Transfers to property, plant and equipment	(194)	—	—	—	(194)
Derecognitions and other	(3)	—	—	—	(3)
Foreign exchange adjustments	—	—	(1)	—	(1)
At December 31, 2020	$2,101	$—	$83	$252	$2,436
On October 6, 2020, the Company completed the acquisition of all of the issued and outstanding shares of Painted Pony Energy Ltd. for cash consideration of $111 million, including $15 million of exploration and evaluation assets (note 7).
During 2019, the Company completed the acquisition of substantially all of the assets of Devon including thermal in situ and heavy crude oil assets, for total cash purchase consideration of $3,412 million, including $91 million of exploration and evaluation assets (note 7).
During 2018, in the North America Exploration and Production segment, the Company acquired Laricina Energy Ltd., including exploration and evaluation assets of $118 million and property, plant and equipment of $44 million. In addition, the Company acquired cash of $24 million and deferred income tax assets of $168 million and assumed net working capital liabilities of $18 million, asset retirement obligations of $17 million, and notes payable of $48 million. Total purchase consideration was $46 million, resulting in a pre-tax gain of $225 million on the acquisition, representing the excess of the fair value of the net assets acquired compared to total purchase consideration. The Company settled the notes payable immediately following the completion of the acquisition. The transaction was accounted for using the acquisition method of accounting.
During 2018, the Company also completed two additional farm-out agreements in the Offshore Africa segment to dispose of a combined 30% interest in its exploration right in South Africa, comprised of exploration and evaluation assets of $89 million, including a recovery of $14 million of past incurred costs for net proceeds of $105 million (US$79 million), resulting in a pre-tax gain of $16 million ($12 million after tax). The Company retains a 20% working interest in the exploration right following the completion of these farm-out agreements. Under the terms of the various agreements, in the event of a commercial crude oil or natural gas discovery on the exploration right and conversion to a production right, additional cash payments would be made to the Company.